CERTIFICATIONS OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Exhibit 32

                    CERTIFICATIONS PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                    (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Knight Energy Corp., a Maryland corporation (the "Company"), on Form 10-QSB for the period ended June 30, 2007, as filed with the Securities and Exchange Commission (the "Report"), William J. Bosso, Principal Executive Officer and Bruce A. Hall, Principal Financial Officer of the Company, do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to their knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ William J. Bosso
-------------------------------
William J. Bosso,
Principal Executive Officer

August 13, 2007



/s/ Bruce A. Hall
-------------------------------
Bruce A. Hall
Principal Financial Officer

August 13, 2007